UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

DELANCO BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	0-52517	36-4519533
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 Burlington Avenue, Delanco, New Jersey	08075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 461-0611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 25, 2012, William C. Jenkins resigned as a member of the Board of Directors of Delanco Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Delanco Federal Savings Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELANCO BANCORP, INC. (Registrant)

Date: October 29, 2012	By:	/s/ James E. Igo
James E. Igo
President and Chief Executive Officer